Sheng Ying Xin (Beijing) Management Consulting Co., Ltd.

Loan Contract

Contract No.: DZJK20160318-001

Signing Date: March 18, 2016

Sheng Ying Xin (Beijing) Management Consulting Co., Ltd.

Contents

Article 1 Definition and Explanation

Article 2 Loan

Article 3 Preconditions of Drawing

Article 4 Drawing

Article 5 Interest Rate, Interest and Expenses

Article 6 Repayment

Article 7 Prepayment

Article 8 Statement and Guarantee

Article 9 Commitment

Article 10 Breach and Remedy for Breach

Article 11 Execution, Change and Dissolution

Article 12 Dispute Resolution

Article 13 Miscellaneous

Sheng Ying Xin (Beijing) Management Consulting Co., Ltd.

Lender: Sheng Ying Xin (Beijing) Management Consulting Co., Ltd. (hereinafter referred to as “Party A”)

Office Site: Unit 13-14, Room 1-1501, 1# Building, No. 1 East Third Ring Middle Road, Chaoyang District, Beijing

Legal Representative (or Person in Charge): Lin Jianxin

Borrower: Xiamen Jingsu Trade Co., Ltd. (hereinafter referred to as “Party B”)

Office Site: P49, 5F, No. 22 Dongpu Road, Siming District, Xiamen

Legal Representative (or Person in Charge): Xu Qingcong

For the purpose stated in Article 2.1 of this contract, Party B proposes application for loan to Party A. Both parties, based on equality and consensus, hereby conclude and agree to subject to this contract. Party A agrees to provide fixed-term loan, totally RMB 20,000,000 Yuan (In Words: RMB Twenty Million Yuan Only), to Party B under clauses listed in this contract.

Article 1 Definition and Explanation

1.1 In this contract, the connotations of the following terms are as below:

A. Interest payment date: Party B pays interests in corresponding interest period to Party A within the interest period.

B. Interest period: the period from the drawing date to any time within the maturity date when Party B repays account receivable at lump sum or by installment, and pays interests of account receivable. Where the interest repayment date is not banking day, it will be postponed to the next banking day.

C. Execution date of contract: March 18, 2016

D. Drawing day: the date when the borrower actually draws loan under this contract.

E. Expiry date of contract: Sep. 17, 2016

F. Banking day: the business day of banks in the People’s Republic of China (excluding Saturday or Sunday).

1.2 Explanations

A. The contents and titles in this contract are only for the convenience of reference, and do not affect explanation of any clause in this contract.

B. “Change” contains modification, supplementation, replacement and updating.

C. Where the drawing, repaying and interest payment day is not on banking days, it will be postponed to the next banking day.

D. Any contracting party of this contract contains its inheritor and transferee.

Article 2 Loan

2.1 The loan amount under this contract shall be RMB 20,000,000 Yuan (In Words: RMB Twenty Million Yuan Only). The loan is a fixed-term loan, and will be used by Party B for its daily operation and market expansion.

2.2 The loan term under this Contract shall be 184 days from the actual drawing date.

Sheng Ying Xin (Beijing) Management Consulting Co., Ltd.

Article 3 Preconditions of Drawing

3.1 The following preconditions must be satisfied before Party B draws the loan. Otherwise, Party A has no obligation to issue any sum to Party B.

A. This contract has been signed officially;

B. Party B commits no default agreed in or with regard to this contract;

C. Other preconditions for drawing proposed by Party A have been satisfied; and

D. This sum of loan has finally passed internal review procedure through various investigations and reviews carried out by Party A.

Article 4 Drawing

4.1 Party B will draw the full amount of loan under this contract at lump sum or by several times after this contract takes effect.

4.2 After drawing procedures are handled by Party B, Party A shall transfer the loan sum to designated account of Party B in accordance with the drawing date confirmed in this contract and corresponding application. The specific information is as follows:

Opening Bank: Bank of Communications Xiamen Branch

Account Name: Xiamen Jingsu Trade Co., Ltd.

Account No.: 3520 0066 1011 5111 20159

Article 5 Interest Rate, Interest and Expenses

5.1 The interest rate of loan under this contract shall be confirmed according to the following A method:

A. Fixed loan interest rate with annual rate of 14%;

B. Fixed loan interest rate with annual rate of 16%;

C. Fixed loan interest rate with annual rate of 18%;

5.2 The interest of loan under this contract shall be settled according to interest period. Party B must guarantee to transfer the interests of corresponding interest period to and arrive the designated account of Party A on interest date. The specific information is as follows:

Opening Bank: Agricultural Bank of China Beijing Shijingshan Sub-branch

Account Name: Sheng Ying Xin (Beijing) Management Consulting Co., Ltd.

Account No.: 11-032201040007599

The calculation method of interests shall be: principal × loan interest rate × days of every interest period / 360.

5.3 Party B shall pay interests of the interest period to Party A on every interest payment day. At maturity, the principal and interests of the loan shall be fully paid.

5.4 Expenses with regard to this contract generated by requirements of laws and regulations shall be undertaken by Party B.

Sheng Ying Xin (Beijing) Management Consulting Co., Ltd.

Article 6 Repayment

6.1 Party B selects to repay the principal of loan under this contract according to the following B method:

A. Repay at lump sum on the expiry date of the contract;

B. Repay at lump sum or by several times in any time within the expiry date of the contract;

6.2 Party B shall transfer full amount of interests payable and principal in current perm to the account designated by Party A, and guarantee the amount arrives on the repayment day and interest payment day.

6.3 Where the amount transferred by Party B to designated account of Party A is insufficient to pay the due account payable under this contract, Party A has the right to claim for unpaid amount from Party B.

Article 7 Prepayment

7.1 After the loan is issued, Party B can repay full amount or part of principal and interests of loan in advance. The prepaid principal shall be no smaller than RMB 5 Million, and Party B shall notify Party A ten (10) banking days prior to the date of prepayment.

7.2 For prepayment, Party B shall pay off the due interests of account payable simultaneously as of the prepayment date.

Article 8 Statement and Guarantee

8.1 Party B shall make the following statements and guarantee to Party A:

A. Party A is registered and incorporated in accordance with laws of the People’s Republic of China, and legally carries out operating activities within the scope of business license;

B. Party B is capable to perform rights and obligations under this contract;

C. The signing and implementation of this Contract will not violate or collide with laws and administrative provisions that Party B must comply with; the implementation of this contract will not make Party B violate other contract, incorporation files and bylaws it should abide by;

D. All materials provided by Party B to Party A should be authentic, accurate, and complete without any disguise;

E. Party B should guarantee no repeated loan for the same project under this contract;

F. Party B shall submit one report to Party A every half a year to introduce operating situations, project progress and fund use of the Company; where Party B fails to open a bank account in local branch where Party A locates, Party B shall provide the fund withdrawal account opened in other banks, and regularly provide information of fund transactions and relevant certificates;

G. Xiamen Jingsu Trade Co., Ltd. will provide 100% equity guarantee.

Article 9 Commitment

9.1 Party B shall make the following commitments to Party A before obligations under this contract are completely performed:

A. Party B will pay full amount of principal and interests and other account payable agreed in this Contract in time;

Sheng Ying Xin (Beijing) Management Consulting Co., Ltd.

B. The debts under this Contract are equal with other debts of Party B with the same level, unless otherwise regulated by any applicable laws;

C. Party B shall provide financial statements and other materials showing solvency of Party B including all bank accounts, account No., and balance in time as required by Party A, and actively cooperate with supervision and inspection no loan use carried out by Party A;

D. In case of financial status deterioration or other circumstances endangering loan safety, Party B shall notify Party A immediately, and adopt effective measures to guarantee timely repayment of loan principal and interests;

E. In case of any behavior which greatly affects solvency or changes operating mode of Party B (including but not limited shareholding reform, contracting, lease, combination, separation, joint operation and foreign joint venture or cooperation), or changes in scope of business and registered capital or equity, Party B shall notify Party A at least 30 days in advance and gain approval of Party A. Where aforesaid behaviors may generate adverse impact on creditor’s rights of Party A, Party B shall adopt effective remedy measures so that the loan under this contract can be repaid as scheduled;

F. Party B shall immediately return principal and interests of loan in case of shutdown, dissolution, business suspension or business license cancellation;

G. Party B shall notify Party A in case of change in bylaws, legal representative, scope of business, communication address and other significant matters;

H. Party B shall notify Party A in time when involving or possibly involving serious economic disputes or litigation, arbitration or other litigation or arbitration which may harm substantially or possibly rights under this contract.

9.2 Party A shall make the following commitments to Party B:

A. Party A shall issue loan in time pursuant to this contract;

B. Party B shall notify Party B about amount of due interest or principal and calculation basis five banking days prior to every repayment day and interest payment day;

C. Party B shall keep confidential the unclosed information in relevant documents, financial statements and other relevant data submitted by Party B when performing obligations under this Contract, unless otherwise regulated by laws and regulations.

Article 10 Breach and Remedy for Breach

10.1 In case of the following circumstances, where Party A believes it is possible to remedy, Party B must adopt remedy measures satisfied by Party A within regulated period of Party A. Otherwise, Party A has the right to stop issuing any unissued loan, announce acceleration of maturity, and recover the issued full or part of loan in advance; and has the right to claim from the guarantor till the contract is terminated:

A. Party B fails to perform obligations under this contract or violates statements, guarantee and commitments made under this contract;

B. Party B fails to repay any matured debts (including those announced acceleration of maturity), or Party B fails to perform or violates any obligations or documents with regard to debts, guarantee or other obligations, or which may affect performance of obligations under this contract;

Sheng Ying Xin (Beijing) Management Consulting Co., Ltd.

C. Party B suffers from any serious adverse changes, which may affect the ability to perform various obligations under this contract.

10.2 Where Party B fails to repay as scheduled upon maturity of loan (including those announced acceleration of maturity), additional 20% interests based on original interest rate from the overdue day shall be charged.

10.3 For interests that Party B fails to pay as scheduled during the loan term, the compound interest shall be charged according to the interest rate agreed in this contract; for overdue debt, the compound interest shall be calculated according to the interest rate confirmed in Article 11.2.

10.4 In case of one of the following cases, Party B shall undertake the additional expenses and losses caused hereby to Party A, provide remedy measures in time according to requirements of Party A, and provide authentic and true data separately;

A. Party B fails to provide financial statements and other data according to requirements of Party A, or fails to cooperate with supervision and inspection on loan use carried out by Party A;

B. The contents of documents, financial statements and other data provided to Party A are unauthentic;

C. Party B fails to issue relevant notice according to agreements of this Contract, or the content of notice is inconsistent with the fact.

Article 11 Execution, Change and Dissolution

11.1 This contract takes effect from the signing date of both contracting parties and terminates when all accounts payable are paid off.

11.2 Any change of this Contract shall be made by both parties in writing through consensus. The agreement on change is one part of this contract and of equal legal validity with this Contract. Before the agreement on change takes effect, this Contract is still valid.

11.3 Invalidity or unenforceability of any clause of this contract will neither affect validity and enforceability of other clauses nor affect validity of the entire contract.

11.4 The change and termination of this contract will not affect the rights of each contracting party to claim for losses. The termination of this contract will not affect validity of clauses regarding dispute resolution in this contract.

Article 12 Dispute Resolution

12.1 The laws of the People’s Republic of China are applicable to conclusion, validity, explanation, performance and dispute resolution. During contract performance, all controversies and disputes caused by or with regard to this contract shall be solved by relevant parties through consultation. If consultation fails, the dispute can be submitted to the arbitration center, and solved by arbitration where Party A locates (arbitration place). The arbitration award is final, and binding upon both parties.

Sheng Ying Xin (Beijing) Management Consulting Co., Ltd.

Article 13 Miscellaneous

13.1 Party A’s failing to or partly exerting, or delaying to exert any right under this contract should neither be deemed as waiver or change of the right or any other rights, nor affect further performance of the right or any other rights.

13.2 Without written agreements of Party A, Party B shall not transfer full or part of rights and obligations under this Contract. Where Party A transfers the creditor’s rights under this Contract to a third party, it shall notify Party B in time.

13.3 All notices made based on this contract shall be delivered to the other party in writing.

13.4 The original of this Contract shall be prepared in Chinese and made in duplicate. Party A and Party B shall hold one copy each with equal legal validity.

Sheng Ying Xin (Beijing) Management Consulting Co., Ltd.

(This page is intentionally left blank for signature)

Party A: Sheng Ying Xin (Beijing) Management Consulting Co., Ltd. (Official Seal)

Legal Representative (Authorized Agent):	(Signature or Seal)

Signing Date: March 18, 2016

Party B: Xiamen Jingsu Trade Co., Ltd. (Official Seal)

Legal Representative (Authorized Agent):	(Signature or Seal)

Signing Date: March 18, 2016

Signing Place: Xiamen

Sheng Ying Xin (Beijing) Management Consulting Co., Ltd.

Appendix 1	Contract No. DZJK20160318-001

Loan Receipt (IOU)

The borrower hereby borrowed RMB five million yuan (RMB 5,000,000 yuan) from Sheng Yingxin (Beijing) Management Consulting Co., Ltd. for the period from March 18, 2016 to September 17, 2016.

The borrower (seal): Xiamen Jingsu Trade Co., Ltd.

The legal representative (seal):

March 24th, 2016

Sheng Ying Xin (Beijing) Management Consulting Co., Ltd.

Appendix 2	Contract No. DZJK20160318-001

Loan Receipt (IOU)

The borrower hereby borrowed RMB five million yuan (RMB 5,000,000 yuan) from Sheng Yingxin (Beijing) Management Consulting Co., Ltd. for the period from March 18 , 2016 to September 17 , 2016.

The borrower (seal): Xiamen Jingsu Trade Co., Ltd.

The legal representative (seal):

March 28th, 2016

Sheng Ying Xin (Beijing) Management Consulting Co., Ltd.

Appendix 3	Contract No. DZJK20160318-001

Loan Receipt (IOU)

The borrower hereby borrowed RMB five million yuan (RMB 5,000,000 yuan) from Sheng Yingxin (Beijing) Management Consulting Co., Ltd. for the period from March 18, 2016 to September 17, 2016.

The borrower (seal): Xiamen Jingsu Trade Co., Ltd.

The legal representative (seal):

March 31st, 2016

Sheng Ying Xin (Beijing) Management Consulting Co., Ltd.

Appendix 4	Contract No. DZJK20160318-001

Loan Receipt (IOU)

The borrower hereby borrowed RMB three million yuan (RMB 3,000,000 yuan) from Sheng Yingxin (Beijing) Management Consulting Co., Ltd. for the period from March 18 , 2016 to September 17 , 2016.

The borrower (seal): Xiamen Jingsu Trade Co., Ltd.

The legal representative (seal):

April 14th, 2016